UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 04/10/2018

STEPAN COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois		60093
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 446-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2018, Stepan Company (“Stepan”) announced that it had appointed Luis Rojo as Vice President and Chief Financial Officer.  Mr. Rojo is expected to join Stepan on April 30, 2018.  Mr. Rojo will succeed Matthew Eaken, who, as previously reported, is presently serving as interim Chief Financial Officer.

Mr. Rojo, age 45, has held various finance leadership positions globally with increasing responsibility during his 21 year career with Proctor & Gamble Co. (“P&G”), most recently serving as Global Hair Care Finance Director at P&G. Mr. Rojo’s assignments included positions in China and Latin America.

As Vice President and Chief Financial Officer, Mr. Rojo will receive an annual salary of $380,000.  Mr. Rojo will be eligible to participate in Stepan’s short-term incentive compensation program, with a target annual incentive award of 60% of his base salary.  Mr. Rojo will also be eligible to participate in Stepan’s long-term incentive compensation program; Stepan expects that Mr. Rojo will receive an initial grant of performance shares, stock options and stock appreciation rights in April 2018 with a total value of $500,000, subject to the approval of Stepan’s Board of Directors. The performance shares, stock options and stock appreciation rights are expected to have the same performance and vesting conditions as those awarded to other participants in Stepan’s long-term incentive compensation program.  Additionally, Mr. Rojo will receive certain relocation benefits, will be entitled to certain perquisites available to executive officers and will be eligible for certain employee benefits generally available to all employees.

Mr. Rojo does not have any family relationships and has no material interest in any related party transactions that would require disclosure under Items 401(d) or 404(a) of Regulation S-K.

A copy of the press release regarding Mr. Rojo’s appointment is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number:  99.1

Description:  Press Release of Stepan Company dated April 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY
Date: April 10, 2018
	By:	/s/ Jennifer Ansbro Hale
Jennifer Ansbro Hale
Vice President, General Counsel, Chief Compliance Officer and Secretary